UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SENECA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

SENECA BIOPHARMA, INC.

August 7, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/273873368 (password: seneca2020) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Annual Report on Form 10-K, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/22943/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230303030403000100 6 080720

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS, "FOR" PROPOSAL 2, 3, 4, 5 AND 7 AND "3 YEARS" ON PROPOSAL 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Dr. Kenneth Carter — Class III director
- ○ Dr. Cristina Csimma — Class III director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Proposal	FOR	AGAINST	ABSTAIN
2. The ratification of Dixon Hughes Goodman as the Company's independent registered public accounting for the fiscal year ending December 31, 2020.	☐	☐	☐
3. The ratification of the filing and effectiveness of the amendment to the Company's certificate of incorporation effective July 17, 2019 and the effectiveness of the 1-for-20 reverse stock split effected thereby.	☐	☐	☐
4. The amendment to the Company's certificate of incorporation to effect a reverse stock split, at a ratio of 1-for-2 to 1-for-25, at the discretion of the Board.	☐	☐	☐
5. To approve, on an advisory basis, the executive compensation as disclosed in the proxy statement.	☐	☐	☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
6. To approve the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
7. The approval of the Company's 2020 Equity Incentive Plan and the conditional grants made thereunder to date with such plan containing provisions for automatic increase to outstanding grants upon dilutive events.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2019 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO VIRTUALLY ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1. Election of Directors: Dr. Kenneth Carter Dr. Cristina Csimma Class III director Class III director 2. The ratification of Dixon Hughes Goodman as the Company’s independent registered public accounting for the fiscal year ending December 31 , 2020 . 3. The ratification of the filing and effectiveness of the amendment to the Company’s certificate of incorporation effective July 17 , 2019 and the effectiveness of the 1 - for - 20 reverse stock split effected thereby . 4. The amendment to the Company’s certificate of incorporation to effect a reverse stock split, at a ratio of 1 - for - 2 to 1 - for - 25 , at the discretion of the Board . 5. To approve, on an advisory basis, the executive compensation as disclosed in the proxy statement . 6. To approve the frequency of holding future advisory votes on executive compensation . 7. The approval of the Company’s 2020 Equity Incentive Plan and the conditional grants made thereunder to date with such plan containing provisions for automatic increase to outstanding grants upon dilutive events . The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2019 Annual Report to Shareholders . THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS, "FOR" PROPOSAL 2, 3, 4, 5 AND 7 AND “3 YEARS” ON PROPOSAL 6. NOMINEES: Important Notice of Availability of Proxy Materials for the Stockholder Meeting of SENECA BIOPHARMA, INC. To Be Held On: August 7, 2020 at 2:00 pm Eastern Time virtually at https://web.lumiagm.com/273873368 (password: seneca2020) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e - mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 10, 2020. Please visit http://www.astproxyportal.com/ast/22943/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10 - K TO REQUEST MATERIAL: TO VOTE: TELEPHONE: 888 - Proxy - NA (888 - 776 - 9962) 718 - 921 - 8562 (for international callers) E - MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE : To access your online proxy card, please visit www . voteproxy . com and follow the on - screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www . voteproxy . com up until 11 : 59 PM Eastern Time the day before the cut - off or meeting date . VIRTUALLY AT THE MEETING : The company will be hosting the meeting live via the Internet this year . To attend the meeting via the Internet please visit https : //web . lumiagm . com/ 273873368 (password : seneca 2020 ) and be sure to have available the control number . TELEPHONE : To vote by telephone, please visit www . voteproxy . com to view the materials and to obtain the toll free number to call . MAIL : You may request a card by following the instructions above . COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.